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                              CONSULTING AGREEMENT

         AGREEMENT dated as of June 15, 2000 between Worldwide Entertainment & Sports Corporation, a Delaware corporation having its principal offices located at 29 Northfield Avenue, Suite 200 West Orange, New Jersey 07052 (the "Corporation") and Mr. Keith Hutt or a corporation to be formed by Mr. Hutt with a principal office located at 1330 Avenue of the Americas, New York, New York 10019("Consultant").

                                   WITNESSETH

         Whereas, the Corporation and its subsidiaries, Sportcut.com, Inc. and Worldwide Houseofboxing.com, Inc. (the subsidiaries are collectively referred to as the "Companies"); are engaged in the career management, professional representation and contract negotiation for professional athletes and professional teams and operating sports content internet companies and desire to retain the Consultant to assist in their business operations on the terms set forth herein (collectively, the "Corporation's Business"); and

         Now, Therefore, in consideration of the premises and mutual agreements set forth herein, the parties hereto agree as follows:

         1. Consultant's Retention. The Corporation agrees to engage Consultant as an independent consultant and Consultant agrees to serve, on the terms and conditions of this Agreement for a period commencing on the date hereof and ending on May 31, 2003, or such shorter period as may be provided for herein (this period and any extensions thereof shall be referred to as the "Term"). The Term of this Agreement shall be automatically extended (subject


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to earlier termination as provided herein) for successive one year periods unless at least 90 days prior to the end of the then current term, the Corporation or Consultant has notified the other party in writing that Consultant's engagement hereunder shall terminated at the end of such Term. The period during which Consultant is engaged hereunder is hereinafter referred to as the "Engagement Period". As used herein, the term "Engagement Year" shall mean a one-year period of Consultant's engagement hereunder commencing on each January 1 during the Engagement Period, provided that the first Engagement Year shall be the period commencing on June 15, 2000 and ending on December 31, 2000 and the final Engagement Year of the Term shall end on May 31, 2003.

         2. Consultant's Responsibilities and Services. Pursuant to this Agreement, Consultant will do the following through its principal, Mr. Keith Hutt(the "Principal")(collectively, the "Consultant's Work"):

         (A) carrying out responsibilities assigned to the Consultant by the Chief Executive Officer and Executive Vice President of the Corporation;

         (B) analyzing all material aspects of the operations of Sportcut.com, Inc. ("Sportcut"), and prepare recommendations regarding future business strategy for Sportcut, including financing options, sale, joint venture or strategic alliance prospects, revenue generating opportunities, and appropriate staffing levels;

         (C) proposing supplemental revenue opportunities for the Corporation or the Companies in connection with the Corporation's Business and, if appropriate, proposing new revenue opportunities for the Corporation and the Companies subsidiaries, including potential acquisition candidates, with an emphasis upon opportunities which offer the most likely prospect for



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profitable results in the relative near future with reasonable capital investments;

         (E) working on a regular basis with the Chief Executive Officer of the Corporation, the Executive Vice President of the Corporation and the In-House General Counsel of the Corporation to seek to improve all material aspects of the operations of the Corporation's Business with the objective of improving the financial performance of the Corporation and its subsidiaries as expeditiously as possible; and

         (F) assist the Corporation in connection with any undertaking to raise capital to support the operations of the Corporation and the Companies.

         3. Independent Contractor. (A) In the performance of the Consultant's Work hereunder, the Consultant shall at all times act strictly and exclusively as an independent contractor and shall not be considered as having Consultant status under any federal state or municipal law, regulation or ordinance or as being entitled to participate in any benefit program established at any time by the Corporation or any of the Companies for their respective Consultants. The Consultant shall not have the authority to bind the Corporation or the Companies, whether expressed or implied, in any way without prior consent of the party being so bound. The authority of the Consultant shall not exceed that expressly set forth in this Agreement, (B) and the Consultant shall provide the Consultant's Work exclusively to the Corporation and its subsidiaries and shall not act as a consultant to any other person, firm or corporation. The Consultant shall devote such time to the Corporation's business as Consultant deems necessary to fulfill his obligations hereender.

         4. Compensation. As full compensation for Consultant's rendering the services


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hereunder, the Corporation shall pay Consultant during the Term:
         a. Annual consultant fee of $175,000 during the first twelve months of the Term;
         b. Annual consultant fee of $200,000 during the second twelve months of the Term;
         c. Annual consultant fee of $225,000 during the third twelve months of the Term, and with respect to all payments of the annual consultant's fee, they shall be paid pro-rata monthly or bi-monthly or such other period as the Corporation determines in the exercise of its reasonable discretion(the "Annual Consultant's Fee").

         4. Business Expenses.

         (a) During the Engagement Period, Consultant shall be entitled to reimbursement for all reasonable out-of-pocket expenses necessarily incurred in the performance of its duties hereunder upon submission and approval of written statements and bills in accordance with the then regular procedures of the Corporation. Consultant shall be entitled to lease of an automobile and parking for the Term at a monthly expense not to exceed $750 per month.

         5. Stock Options. (a) Subject to the approval of the Board of Directors of the Corporation, the Consultant shall be granted an option to purchase Two Hundred Fifty Thousand (250,000) shares of the common stock of the Corporation (the "Common Stock"), at an exercise price equal to $1.00 per share, exercisable for a period of ten years from the date hereof (the "First Stock Options"). The First Stock Options shall vest quarterly throughout the Engagement Period pro-rata at the rate of 20,833 of the First Stock Options per quarter commencing on the date hereof, (b) and subject to the approval of the Board of Directors of the Corporation, Consultant shall be granted an option to purchase Two Hundred Fifty Thousand (250,000) shares of the common stock of the Corporation at an exercise price equal to $1.00 per share, exercisable for a period of ten years from the date hereof (the "Second Stock Options"). The Second Stock Options shall vest according to the following schedule:

                  i. 83,334 of the Second Stock Options shall vest when the "Market Price


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                           per Share" of a share of the Common Stock equals or
                           exceeds $3.00 per share for at least ten consecutive days, each of which is a "Trading Day". For purposes hereunder, "Market Price per Share" of a share of the Common Stock shall mean, on any "Trading Day", any reported sale price for Common Stock (regular way) or, in case no such reported sale takes place on such Trading Day, the average of any bid and asked prices (regular way) for the Common Stock on such Trading Day, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, but is traded in the over-the-counter market, any sale prices of the Common Stock on such Trading Day or, if no sale is publicly reported, the average of any bid and asked quotations for the Common Stock on such Trading Day, as reported by Nasdaq or any comparable system, or, if the Common stock is not listed on Nasdaq or a comparable system, any sale price of the Common Stock on such Trading Day or, if no sale is publicly reported, the average of any bid and asked prices on such Trading Day, as furnished by two members of the National Association of Securities Dealers, Inc. who make a market in the Common Stock selected from time to time by the Corporation for that purpose. In addition for purposes of such definition, a "Trading
                           Day: shall mean, if the Common Stock is listed on any national securities exchange, a business day during which


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                           such exchange was open for trading and at least one
                           trade of Common Stock was effected on such exchange on such business day, or, if the Common Stock is not listed on any national securities exchange but is traded in the over-the-counter market, a business day during which the over-the-counter market was open for trading and at least one "eligible dealer" quoted both a bid and asked price for the Common Stock. An "eligible dealer" for any day shall include any broker-dealer who quoted both a bid and asked price for such day, but shall not include any broker-dealer who quoted only a bid or only an asked price for such day.

                  ii. 83,333 of the Second Stock Options shall vest when the Market Price Per Share of a share of Common Stock equals or exceeds $6.00 per share for ten consecutive days, each of which is a Trading Day;

                  iii. 83,333 of the Second Stock Options shall vest when the Market Price Per Share of a share of Common Stock equals or exceed $9.00 per share for ten consecutive days, each of which is a Trading Day; and

         (c) Consultant hereby acknowledges and agrees that the shares of the Corporation's Common Stock issuable upon the exercise of the First Stock Options and the Second Stock Options are not currently registered under the Securities Act of 1933, as amended (the "Act"), and such securities may not be sold, transferred, or otherwise disposed of in the absence of an effective registration statement or an exemption from registration thereunder, and that Rule 701 under the Act shall not be deemed a valid exemption from registration under the Act with respect of the resale of the Corporation's Common Stock acquired upon exercise of either the First Stock Options or the


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Second Stock Options. The Corporation agrees that on or before the expiration of twelve months from the date of this Agreement, it shall file a registration statement with the Securities and Exchange Commission on Form S-8 to register the Corporation's Common Stock underlying the First Stock Options and the Second Stock Options.

         6. Representation, Warranties and Covenants of Consultant. Consultant represents and warrants to the Corporation that Consultant is under no contractual or other restriction or obligation which is inconsistent with the execution of this Agreement, the performance of its duties hereunder, or the other rights of the Corporation hereunder and (b) the Principal of Consultant is under no physical or mental disability that would hinder his performance of duties on behalf of the Consultant under this Agreement.

         7.  Non-Competition.

                  (a) In view of the unique and valuable services it is expected Consultant will render to the Corporation, and in consideration of the compensation to be received hereunder, Consultant agrees (i) that it will not, during the period it is engaged by the Corporation under this Agreement or otherwise, Participate In (as defined below) any other business or organization, whether or not such business or organization now is or shall then be competing with or of a nature similar to the business or profession of the Corporation or any of the Companies, and (ii) for a period of one year after it ceases to be engaged by the Corporation under this Agreement as a result of Consultant's voluntary termination of this Agreement (not including a termination of this Agreement by the Corporation without cause), Consultant will not compete with or be engaged in the same business as or Participate In any other business or organization which during such one year period competes with or is engaged in the same business as the Corporation or any of the Companies with respect to any


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product or service sold or proposed to be sold or activity engaged in or proposed to be engaged in up to the time of such cessation except that in each case the provisions of this Section 7 will not be deemed breached merely because Consultant owns not more than 2% of the outstanding common stock of a Corporation, if, at the time of its acquisition by Consultant, such stock is listed on a national securities exchange, is reported on Nasdaq, or is regularly traded in the over-the-counter market by a member of a national securities exchange. As used in this Agreement, the term "Participate In" shall mean:
"directly or indirectly, for his own benefit or for, with, or through any other person, firm, or Corporation, own, manage, operate, control, loan money to, or participate in the ownership, management, operation, or control of, or be connected as a director, officer, Consultant, partner, consultant, agent, independent contractor, or otherwise with, or acquiesce in the use of his name in."

                  (b) Consultant will not directly or indirectly reveal the name of, solicit or interfere with, or endeavor to entice away from the Corporation or any of the Companies any of its respective employees. Consultant will not directly or indirectly employ any person who is an employee of the Corporation or any of the Companies for a period of one year after this Consulting Agreement is terminated.

                  (c) Since a breach of the provisions of this Section 7 could not adequately be compensated by money damages, the Corporation shall be entitled, in addition to any other right and remedy available to it, to an injunction restraining such breach or a threatened breach, and in either case no bond or other security shall be required in connection therewith, and Consultant hereby consents to the issuance of such injunction. Consultant agrees that the provisions of this Section 7 are necessary and reasonable to protect the Corporation or any of the Companies in the conduct of


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their respective businesses. If any restriction contained in this Section 7 shall be deemed to be invalid, illegal, or unenforceable by reason of the extent, duration, or geographical scope thereof, or otherwise, then the court making such determination shall have the right to reduce such extent, duration, geographical scope, or other provisions hereof, and in its reduced form such restriction shall then be enforceable in the manner contemplated hereby.

         8. Confidential Information. All confidential information which Consultant may now possess, may obtain during or after the Engagement Period, or may create prior to the end of the period it is engaged by the Corporation under this Agreement or otherwise relating to the business of the Corporation or any of the Companies shall not be published, disclosed, or made accessible by him to any other person, firm, or Corporation either during or after the termination of its engagement or used by it except during the Engagement Period in the business and for the benefit of the Corporation and the Companies, in each case without prior written permission of the Corporation. Consultant shall return all tangible evidence of such confidential information to the Corporation prior to or at the termination of its engagement.

         9. Termination.

                  (a) Notwithstanding anything herein contained, if, prior to the end of the Engagement Period:

                  (1) either (i) Principal shall be physically or mentally incapacitated or disabled (as determined by an independent physician selected by the Board of Directors of the Corporation) or otherwise unable fully to discharge his duties on behalf of the Consultant hereunder for a period of six consecutive weeks or an aggregate of six(6) weeks in any twelve (12) month period, (ii) Principal shall be convicted by, or shall have entered a plea of guilty or nolo contendere in, a court of competent and final jurisdiction for any crime involving moral turpitude, fraud, embezzlement, misappropriation, or any other felony or crime punishable by imprisonment, (iii) Principal shall commit any act of fraud,


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         embezzlement or other act of misappropriation, (iv) Principal or
         Consultant shall fail or refuse to perform in any material respect its duties as required hereunder or shall refuse to follow direct instructions from the Board of Directors of the Corporation or otherwise shall breach any term of this Agreement and fail to correct such breach within twenty (20) days after the commission thereof, then, in each such case, the Corporation shall have the right to give notice of termination of Consultant's services hereunder as of a date (not earlier than ten days from such notice) to be specified in such notice, and this Agreement shall terminate on the date so specified; or

                  (2) Principal shall die, then this Agreement shall terminate on the date of Principal's death;


                                    (b) Upon termination of this Agreement
                  pursuant to subsection (a)(1)(i) or (a)(2) of this Section 11, neither party shall have any further obligations hereunder except that (i) Consultant (or Principal's estate in the event of Principal's death), shall be entitled to receive the portion of the earned Annual Consultant's Fee which shall not have previously been paid to the date of termination and (ii) both parties shall remain liable for obligations and covenants contained herein that extend beyond the Term of this Agreement.

                                    (c) Upon termination of this Agreement as a
                  result of Consultant's voluntary action or pursuant to subsections (a)(1)(ii), (a)(1)(iii) or (a)(1)(iv) of this
                  Section 11, neither party shall have any further obligations hereunder except (i) Consultant shall be entitled to receive that portion of the earned Annual Consultant's Fee which shall not have previously been paid to the date of termination, and
                  (ii) for obligations or covenants contained herein that extend beyond the Term of this Agreement.

                                    (d) In the event this Consultant's Agreement
                  is terminated during the Term of this Agreement other than by Consultant's voluntary action or pursuant to subsections
                  (a)(1) or (a)(2) of this Section 11, neither party shall have any further obligations hereunder except (i) Consultant shall be entitled to receive (i) the portion of the earned Annual Consultant's Fee which shall not have


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                  previously been paid to the date of termination and (ii) for obligations or covenants contained herein that extend beyond the Term of this Agreement.

         10. Survival. The covenants, agreements, representations, and warranties contained in or made pursuant to this Agreement shall survive the termination of this Consulting Agreement.

        11. Modification. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements between them concerning such subject matter, and may be modified only by a written instrument duly executed by each party.

         12. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given at the address of such party set forth in the preamble to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 14). Notice to the estate of Principal shall be sufficient if addressed to Consultant as provided in this
Section 14. Any notice or other communication given by certified mail (or such comparable method) shall be deemed given at the time of certification thereof (or comparable act), except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

         13. Waiver. Any waiver by either party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.


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         14. Binding Effect. Consultant's rights and obligations under this
Agreement shall not be transferable by assignment or otherwise, such rights shall not be subject to commutation, encumbrance, or the claims of Consultant's creditors, and any attempt to do any of the foregoing shall be void. The provisions of this Agreement shall be binding upon and inure to the benefit of Consultant and its officers and directors and shall be binding upon and inure to the benefit of the Corporation and its successors and assigns.

         15. No Third Party Beneficiaries. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement (except as provided in Section 16).

         16. Headings. The headings in this Agreement are solely for the convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

         17. Counterparts; Governing Law. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of laws.

         IN WITNESS WHEREOF, the parties hereto have made and entered into this Agreement as of the date first set forth above.


                                       WORLDWIDE ENTERTAINMENT &
                                       SPORTS COPORATION


                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       MR. KEITH HUTT


                                       ----------------------------------------